UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: October 26, 2015

Date of Earliest Event Reported: October 22, 2015

000-55218
(Commission file number)

Trxade Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	46-3673928
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

1115 Gunn Hwy.
Suite 202
Odessa, FL 33556
(Address of principal executive offices)

800-261-0281
(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      .

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01

ENTRY OF A MATERIAL DEFINITIVE AGREEMENT.

Trxade Group, Inc., a Delaware corporation (the "Company"), through its wholly-owned subsidiary Westminster Pharmaceuticals, LLC, entered into a convertible promissory note purchase agreement (“Note Purchase Agreement”) with a previous investor and current shareholder of the Company (“Investor”), in the aggregate amount of $1,500,000 on October 22, 2015.  The principal amount under the Note Purchase Agreement shall be delivered in three separate note tranches under a convertible promissory note agreement (“Note”).  The first tranche of the funding of $450,000 was completed on October 22, 2015 under the first Note.  The second and third tranches of $550,000 and $500,000 are scheduled for December 31, 2015 and February 1, 2016, respectively. The term of each Note is three years. Interest payments on the Note are based on a percentage of net profit from sales of specific pharmaceutical products sold by the Company’s wholly-owned wholesale distribution division, Westminster Pharmaceuticals, LLC, and the profit sharing ranges from 7.5% to 25% of such net sales (“Interest”), depending on the amount of the Notes.  Interest is due and payable each quarter. Prior to maturity the principal and Interest under the Notes may be converted for shares of our common stock at a conversion price of $2.50 per share. In further consideration of the Notes, Investor was granted warrants to purchase one share of our common stock for every $3.00 of principal under the Note (“Warrants”), for a maximum of 500,000 share of common stock, and on October 22, 2015 warrants to purchase 150,000 shares of common stock (plus an additional 10,000 Warrants) were granted in connection with the first Note of $450,000. These Warrants were issued at a strike price of $0.01 per share, and have an expiration date of five years from date of grant.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the Note Purchase Agreement, the form of Note, and the form of Warrant Agreement, which are filed as Exhibits 10.1, 10.2 and 10.3, respectively to this Current Report, each of which is incorporated into this Current Report by reference.

ITEM 3.02

UNREGISTERED SALES OF EQUITY SECURITIES

The information provided under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02. The offer and sale of the Notes and Warrants in the private placement was made in reliance on the exemption from registration under Section 4(a)(2) of the Securities Act and/or Rule 506 of Regulation D promulgated under the Securities Act.  This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall such securities be offered or sold in the United States absent registration or an applicable exemption from the registration requirements and certificates evidencing such shares contain a legend stating the same.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.

Exhibit Description

10.1

Note Purchase Agreement

10.2

Form of Note

10.3

Form of Warrant Agreement

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Trxade Group, Inc.

By:

/s/ Suren Ajjarapu

Suren Ajjarapu, Chief Executive Officer

Date: October 26, 2015

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